SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))

[ X ]   Definitive Proxy Statement

[   ]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to Section 240.14a-12


                          Western Plains Energy, L.L.C.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
        and 0-11.

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      2) Aggregate number of securities to which transaction applies:

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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
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      5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid: __________________________________

      2) Form, Schedule or Registration Statement No. _____________

      3) Filing Party: __________________________

      4) Date Filed: ____________________________

                          WESTERN PLAINS ENERGY, L.L.C.
                               3022 County Road 18
                              Oakley, Kansas 67748

                       NOTICE OF ANNUAL MEETING OF MEMBERS
                                 March 13, 2006

     The annual meeting of the members of Western Plains Energy, L.L.C. (the "Company") will be held on March 13, 2006 at the Hoxie Elks Lodge located on West Sheridan Avenue, Rt. 2, Hoxie, Kansas, and will commence at 7:00 p.m., local time, for the following purposes:

     1.   To elect three managers to serve on the Board of Managers;

     2. To ratify the appointment of Stark Winter Schenkein & Co., LLP as the Company's independent accountants for the fiscal year ending September 30, 2006; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Managers has fixed the close of business on January 17, 2006 as the record date for determining the members of the Company entitled to notice of, and to vote at, the meeting. Accordingly, only members of record on the books of the Company at the close of business on January 17, 2006 will be entitled to notice of the meeting and to vote by mail-in ballot.

     All members are cordially invited and urged to attend the annual meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING WRITE-IN BALLOT IN ORDER TO CAST YOUR VOTE FOR THE NOMINEES FOR THE BOARD OF MANAGERS AND FOR THE COMPANY'S AUDITORS AS PROMPTLY AS POSSIBLE. A PRE-ADDRESSED RETURN ENVELOPE IS ENCLOSED FOR THAT PURPOSE. MEMBERS WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE ANNUAL MEETING FOR THE BOARD OF MANAGERS OR APPROVAL OF THE AUDITORS.

     A proxy statement explaining the matters to be acted upon at the meeting follows. Please read it carefully.

January 29, 2006
                                              By Order of the Board of Managers,


                                              /s/ Ben Dickman
                                              ----------------------------------
                                              Ben Dickman, Secretary

                                 PROXY STATEMENT

                          WESTERN PLAINS ENERGY, L.L.C.
                         2005 ANNUAL MEETING OF MEMBERS
                                 March 13, 2006

     The Board of Managers of Western Plains Energy, L.L.C., a Kansas limited liability company (the "Company"), is furnishing this proxy statement to you in connection with the solicitation of write-in ballots for use at the annual meeting of members of the Company to be held at the Hoxie Elks Lodge located on West Sheridan Avenue, Rt. 2, Hoxie, Kansas, on March 13, 2006 at 7:00 p.m., local time, and at any and all adjournments of such meeting, for the purposes set forth herein and in the accompanying notice of annual meeting. This proxy statement and the enclosed write-in ballot will be first sent to members entitled to vote on or about February 3, 2006.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US ONE.

     If the enclosed mail-in ballot is executed and received by the Company by March 8, 2006, the membership units owned by you will be counted in accordance with the vote contained therein. EXECUTED MAIL-IN BALLOTS THAT CONTAIN NO VOTE WILL BE COUNTED FOR THE PURPOSE OF DETERMINING WHETHER A QUORUM OF MEMBERS ARE PRESENT AT THE MEETING BUT WILL BE COUNTED AS "WITHHELD" FOR EACH NOMINEE FOR MANAGER AND "ABSTAIN" FOR THE RATIFICATION OF THE APPOINTMENT OF THE AUDITORS.

     Members who wish to change their vote after mailing their ballot should execute and deliver a new ballot bearing a later date. However, all ballots must be received by the voting deadline in order to be counted. If a member wishing to change his vote does not have an additional ballot, he should contact the Company and request that one be delivered to him.

Solicitation
------------

     The cost of the meeting (which we consider normal for an uncontested election of managers), including the cost of preparing and mailing this proxy statement and write-in ballot, will be borne by the Company. The Company may use the services of its managers, officers, employees and contractors to solicit write-in ballots, personally or by telephone, but at no additional salary or compensation.

Voting Rights and Outstanding Capital Units
-------------------------------------------

     Only members of record at the close of business on January 17, 2006 are entitled to receive notice and to vote in connection with the annual meeting. At the close of business on January 17, 2006, the Company had issued and outstanding 2,286 Class A capital units; 1,744 Class B capital units; and 50 Class C capital units.

     The following discussion summarizes the voting rights associated with each class of units:

         Each holder of Class A units may cast one vote on each matter presented for a vote of the members, regardless of the number of Class A capital units owned by such member. Because there are 516 Class A capital unit holders, Class A unit holders as a group are entitled to 516 votes.

         Each holder of Class B and Class C units may cast one vote for each capital unit owned by the holder on each matter presented for a vote of the members (the holders of the Class B units and the Class C units vote together as a single class). Because there are 1,794 Class B and C capital units issued and outstanding, Class B and C unit holders as a group are entitled to 1,794 votes.

A detailed explanation of the voting rights and the procedures for voting by mail-in ballot can be found under "Matters to be Voted On-Election of Managers" below.

     The receipt by the Company of mail-in ballots from the combination of at least 10% of the Company's Class A members, Class B members owning 10% of the Company's outstanding Class B capital units and Class C members owning 10% of the outstanding Class C capital units is required to have the necessary quorum of members to convene the annual meeting.

     All votes will be tabulated by the inspector of the election appointed for the annual meeting, Don Tilton, CPA, Mapes and Miller CPAs. Mr. Tilton will separately tabulate votes cast for nominees as managers and the ratification of the auditor, votes withheld from any and all managers, votes against the auditor and abstentions. Votes withheld from any or all managers and abstentions will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes for or against any nominee or the ratification of the auditor.

Mail-in Ballots
---------------

     Members cannot vote in person or by proxy at the annual meeting for nominees to serve on the Board of Managers or for ratification of the auditors. The enclosed mail-in ballot is the only means by which a member may vote his, her or its membership units for the Board of Managers and to ratify the auditors. If the enclosed mail-in ballot is properly executed and received by the Company by March 8, 2006, the units represented by the ballot will be counted in accordance with the vote contained therein. Members are urged to specify their choices by marking the appropriate boxes on the enclosed mail-in ballot. CLASS A MEMBERS MUST COMPLETE THE CLASS A MEMBER MAIL-IN BALLOT. CLASS B & C MEMBERS MUST COMPLETE THE CLASS B & C MEMBER MAIL-IN BALLOT.

     YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MAIL-IN BALLOT PROMPTLY SO YOUR VOTES CAN BE COUNTED.

     If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed mail-in ballot, please call Western Plains Energy, L.L.C. at (785) 672-8810 and ask for Eric Robben or Debbie Nelson.

                             MATTERS TO BE VOTED ON

                          ITEM 1: ELECTION OF MANAGERS

     One of the purposes of the annual meeting is to elect three members to the Board of Managers. The current Board of Managers consists of nine individuals who have occupied their positions since the last annual meeting. As required by the Company's Operating Agreement, the terms of three of the mangers elected at the first annual meeting (Gary Johnson, Richard Sterrett and David Vander Griend) expire at this annual meeting and the members are required to elect three individuals to serve in the place of those managers.

     The Company's Operating Agreement provides that beginning with the elections at the first annual meeting, the Class B and C members, voting together as a separate class, will always have the right to elect at least one person to the Board of Managers and the Class A Members will always have the right to elect at least one manager. The Class B and C members, voting together as a separate class, will elect one additional person to the Board of Managers for each additional 11% of the total Capital Units that are Class B Units if the percentage of the total equity raised in our initial public offering ("Offering") through the sale of Class B Units was more than 22%. Because the percentage of equity obtained through the sale of Class B units in that Offering was at least 33% but less than 44%, according to the chart contained in Section 8.4(b) of the Operating Agreement, the Board of Managers shall consist of six managers elected by the Company's Class A members ("Class A Managers") voting as a separate class; and three managers elected by the Company's Class B and C members ("Class B and C Managers") voting together as a separate class.

Current Managers and Officers
-----------------------------

     The following table reflects the current managers and executive officers of the Company as of the date of this proxy statement:

                                                            Term of
Name                    Age   Positions With the Company    Office
-------------------     ---   --------------------------    --------------------

Jeff Torluemke(1)       46    President, Manager            2006* Annual Meeting

Eric Robben             34    Interim Chief Executive
                              Officer, General Manager      N/A

Richard Sterrett(2)     61    Vice President, Chief         2005 Annual Meeting
                              Financial Officer, Manager

Ben Dickman(1)(2)(3)    51    Secretary, Manager            2006 Annual Meeting

Brian Baalman(2)(3)     47    Manager                       2007 Annual Meeting

Ron Blaesi(1)(2)        57    Manager                       2007 Annual Meeting

                                                            Term of
Name                    Age   Positions With the Company    Office
-------------------     ---   --------------------------    --------------------
Robert Casper           50    Manager                       2006 Annual Meeting

Gary Johnson            58    Manager                       2005 Annual Meeting

David Mann(1)(2)(3)     53    Manager                       2007 Annual Meeting

Dave Vander Griend(4)   53    Manager                       2005 Annual Meeting

------------------------
* The 2005 annual meeting is held following completion of the 2005 fiscal year, in calendar 2006. Each successive meeting date is calculated similarly.

(1) Member of the Audit Committee.
(2) Member of the Risk Management Committee.
(3) Member of the Nominating Committee.
(4) This individual is not standing for re-election.
------------------------

     The following two individuals have been nominated to serve as Class A Managers to fill the vacancies which will occur at the upcoming meeting:

                  Gary Johnson
                  Richard Sterrett

     The following individual has been nominated to serve as the one Class B and C Manager to fill the vacancy that will occur at the upcoming meeting:

                  Scott Foote

     The following information summarizes the business experience for at least the last five years, of the managers, officers of the Company, and persons nominated to be managers of the Company:

Managers Whose Terms Continue:
------------------------------

     Jeff Torluemke. Mr. Torluemke was an original Board member of the Company. He serves as President of the Board, and was the chief Executive Officer of the Company until November 12, 2003. Mr. Torluemke received a Bachelor of Science in Agricultural Economics from Colorado State University in 1981. He has been the Executive Vice President of the State Bank of Hoxie since 1993. From 1985 to 1993 he held various positions, including Chairman, of the Peoples State Bank in Colby, Kansas. He has also farmed in the Hoxie, Kansas area since 1976. He has served as President of the Bankers Association of Northwest Kansas, and on the Agricultural Committee of the Kansas Bankers Associations.

     Ben Dickman. Mr. Dickman was an original Board member of the Company. He serves as Secretary of the Board. He received a Bachelor of Science in Agricultural Economics from Kansas State University in 1975. He has been farming in the Grinnell, Kansas area since 1976 and is currently a member of the School Board for the U.S.D. 291 Grinnell School District.

     Brian Baalman. Mr. Baalman was an original Board member of the Company. He has been farming in Sheridan, Thomas and Gove counties in Kansas since 1974. He also owns a 10,000-head feed yard that he leases to a third party. He is a lifetime resident of Menlo, Kansas and is currently the President of the Kansas Corn Growers Association. He is a past President of the Northwest Kansas Corn Growers Association.

     Ron Blaesi. Mr. Blaesi was an original Board member of the Company. He received a Bachelor of Science degree in History from Kansas State University in 1971. Mr. Blaesi has been a cash grain farmer since 1971 in the Sharon Springs area of Kansas, and currently serves as the Secretary of the Board of Directors of the Kansas Corn Commission. He has held various positions in the National Corn Growers organization, as well as the U.S. Grain Council. He has also previously served as President of the Wallace County Farm Bureau, and as President of the Northwest Kansas Farm Management Association. Mr. Blaesi has also served on the Board of Directors of the Wallace County Farmers Union.

     Robert Casper. Mr. Casper was an original Board member of the Company. He received a Biology degree from Trinity University in 1977. He is currently the President of Ethanol Products, LLC, an ethanol marketing company. Prior to joining Ethanol Products in 2000, his previous business experience included seven years as Executive Vice President of Koch Petroleum Group, LP, and five years as Executive Vice President of Koch Carbon, Inc. He also previously served as Managing Director of Koch Hydrocarbon Partnership, B.V., as Director of Koch Supply and Trading, Ltd, as well as Vice President of C. Reiss Holding Company, and Vice President of Matador Coal Company.

     David Mann. Mr. Mann was an original Board member of the Company. He attended Kansas State University. Mr. Mann has been a farmer and cattle rancher in the Quinter, Kansas area for 31 years. He currently serves as a Board member of the Northwest Kansas Groundwater Management District #4, and has also served on the School Board for the U.S.D. 293 School District, and the Board of the Northwest Kansas Educational Service Center in Oakley, Kansas.

Nominees at this Annual Meeting:
--------------------------------

     Gary Johnson. Mr. Johnson was an original Board member of the Company. He graduated from Cowley County Junior College. He has been co-owner of Mitten Truck Stop, Inc. for the past 38 years, and currently serves on the Board of the Kansas Petroleum Marketers Association. He is a past Board member of the National Texaco Travel Plaza Association and the National Texaco Wholesale Association. He has also sat on the Logan County Fair Board and was past President of the Oakley Country Club.

     Richard Sterrett. Mr. Sterrett was an original Board member of the Company and has been the Chief Financial Officer and Vice President since the Company's inception. Mr. Sterrett attended Fort Hays State College. He has been farming in the Quinter, Kansas area since 1961. He was the owner of Sterrett Chemical Co. for 35 years until 2003, is a partner in Sunflower Chemical Co. and is the owner and Manager of SCI Sales, Inc. He currently serves on the Ogallala Aquifer Management Committee to the Governor of Kansas, and is a member of the Smoky Hill-Saline Basin Advisory Committee to the Kansas Water Authority. He was the past Chairman of the Board of Trustees of the Gove County Medical Center, Board member of the Northwest Kansas Groundwater Management District, the Kansas Fertilizer and Chemical Institute, and Williams Company's Dealer Advisory Council.

     Scott Foote. Scott grew up on a farm in Bucyrus, Kansas. He moved to Hoxie when his family purchased Hoxie Feedyard in 1997. He currently acts as manager of the Feedyard. Scott graduated from Kansas State University in 1997 with a bachelor's degree in Agricultural Economics and in 2004 with a master's degree in Agribusiness. Scott is a member of Hoxie Elks Lodge, Hoxie Rotary Club, Kansas Cattlemen's Association and R-CALF United Stockgrowers of America.

     Each manager elected at the 2005 annual meeting will serve a term of three years; their term of office will expire at the 2008 annual meeting to be held in 2009.

Board Members Not Standing for Reelection:
------------------------------------------

     The term for the following manager will expire at this annual meeting of members:

     Dave Vander Griend. Mr. Vander Griend was elected to the Board of Managers at the 2003 annual meeting of members. Since 1995, he has been President and Chief Executive Officer of ICM, Inc., the company which constructed and provided the process design technology for our ethanol plant, and which also constructed our recent plant expansion. ICM, Inc., with approximately 130 employees, has designed and built numerous fuel ethanol plants throughout the Midwest. ICM began as a manufacturer of distillers' grain dryers for the fuel ethanol industry, and serves as a consultant to fuel ethanol plants currently in operation throughout the Midwest. Mr. Vander Griend has worked in the ethanol industry since 1978.

Executive Officers
------------------

     In addition to officers of the Board of Managers described above, the Company has the following executive officer as of the date of this proxy statement:

     Eric Robben. Immediately prior to his present position as interim general manager, Mr. Robben was the manager of safety and director of IT for the Company, where he served since January 2004. From May to December 2003, he was the office manager for the ICM field construction crew that built the Company's ethanol plant. Prior to that, he worked with Oakley Motors, a family-owned business engaged in the automobile industry, from January 2000 to May 2003. Eric's background includes being part of a group of Field Service Engineers that performed international installation and commissioning of telecommunications equipment for Northern Telecom. He received an associate's degree of applied sciences from Colby Community College and served a term with the United States Navy.

     Officers of the Company serve at the pleasure of the Board of Directors.

Class A Voting Procedures
-------------------------

     Although each Class A member is entitled to cast only one vote for each matter to be voted on at the annual meeting regardless of the number of Class A units that he, she or it owns, each Class A member may cast that vote for each of two different Class A Manager nominees because there are currently two Class A seats open on our Board of Managers. That is, each Class A member may vote for, or withhold his vote from, each of the two Class A nominees. Class A members may not cast more than one vote for any one Class A nominee and may not cumulate their votes.

Class B and Class C Voting Procedures
-------------------------------------

     Each Class B and Class C member is entitled to cast as many votes for one nominee for the Class B and C Manager as the number of Class B or Class C units each member owns. Because there is only one Class B and Class C seat open on the Board, the holders of Class B units and holders of Class C units may only vote for one nominee. The number of votes cast for that one person, unlike Class A members, will depend on the number of units the Class B and Class C member owns. To illustrate, if a member owns one Class B or Class C unit, such member may cast only one vote for, or withhold that vote from, one Class B and C nominee. Alternatively, if a member owns 100 Class B or Class C units, such member may cast 100 votes for, or withhold those votes from, one Class B and C nominee.

     If a quorum is present at the meeting, the two nominees for Class A Manager receiving the greatest number of votes will be elected to the Board of Managers and the one nominee for Class B and C Manager receiving the greatest number of votes will be elected to the Board of Managers. The Board of Managers recommends a vote FOR each of the nominees for the Class A nominee and FOR the one nominee for the Class B and Class C Manager.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The following table, the information for which was derived solely from a review of Forms 3, 4 and 5, filed under the Securities Exchange Act of 1934, and written representations received by the Company from its officers, directors, and the holders of 10% or more of its membership units, depicts any individual who failed to timely file such form as required by Section 16 of the Exchange Act during the fiscal year ended September 30, 2005 (the "2005 fiscal year"):

  Name                            Number of Late    Number of
                                  Reports           Transactions
  -----------------               --------------    ------------
  Jeff Torluemke                         2                 2
  Brian Baalman                          2                 2
  David Vander Griend                    1                 1

In addition to the foregoing late reports, the Company believes that Hoxie Feedyard, the owner of more than 10% of the outstanding membership units, has failed to file any reports required by Section 16.

BOARD COMMITTEES AND OTHER BOARD INFORMATION

Communications to the Board of Managers
---------------------------------------

     The Company's Board of Managers maintains a policy of reviewing and considering communications from members. Any member who desires to contact the Board of Managers may do so electronically by sending an email erobben@wpellc.com, or by writing to the Board of Managers at the Company's principal executive office located at 3022 County Road 18, Oakley, Kansas 67748.

     Managers of the Company periodically review communications from members and determine, in their discretion, whether the communication addresses a matter that is appropriate for consideration by the Board. Managers may also attend the annual meeting of members and receive communications directly from members at that time. At the 2004 annual meeting, held in March 2005, seven of the then-sitting managers attended the meeting.

Board Committees and Meetings
-----------------------------

     The Board of Managers maintains a standing audit, risk management and nominating committee. The Audit Committee recommends the selection and appointment of the Company's independent accountants to the Board of Managers, and reviews the proposed scope, content and results of the audit performed by the accountants, and any reports and recommendations made by them. All members of the Audit Committee meet the definition of "independent" as defined in Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. Marketplace Rules.

     The Board of Managers has determined that Jeff Torluemke qualifies as an audit committee financial expert, in that he has (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls over financial reporting; and (v) an understanding of the audit committee functions. Mr. Torluemke acquired these attributes through experience in connection with his responsibilities at the State Bank of Hoxie, where he serves as an officer.

     Audit Committee Report. The Audit Committee of the Board of Managers is pleased to present the following Audit Committee report:

     We have reviewed and discussed the Company's audited financial statements for the fiscal year ended September 30, 2005 with management and have reviewed related written disclosures of Stark Winter Schenkein & Co., LLP, our independent accountants, of the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended with respect to those statements. We have reviewed the written disclosures and the letter from Stark Winter Schenkein & Co., LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with Stark Winter Schenkein & Co., LLP its independence in connection with its audit of our most recent financial statements. Based on this review and these discussions, we recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005.

     We have also reviewed the various fees that we paid or accrued to Stark Winter Schenkein & Co., LLP during fiscal 2005 for services they rendered in connection with our annual audits and quarterly reviews, as well as for any other non-audit services they rendered.

     The following table sets forth fees paid to our independent accountants, Stark Winter Schenkein & Co., LLP for the last two fiscal years:

                                                    2005             2004
                                                  --------          -------
     Audit Fees                                   $ 53,010          $36,720
     Audit Related Fees                                  0                0
     Tax Fees                                       42,867            5,434
     All Other Fees                                  8,565                0
                                                  --------          -------
              Total Fees                          $104,442          $42,154

     It is the policy of the Audit Committee to engage the independent accountants selected to conduct the financial audit for the Company and to confirm, prior to such engagement, that such independent accountants are independent of the Company. Also in keeping with its policy, all services of the independent accountants reflected above were pre-approved by the Audit Committee.

     The Audit Committee adopted a written charter in November 2005 which may be updated from time to time. A copy of the Charter is attached to this proxy statement as Appendix A.

Respectfully submitted,

Ben Dickman (Chairman)
Jeff Torluemke
David Mann
Ron Blaesi

Nominating Committee. The Board of Managers also maintains a separate Nominating Committee. The purpose of this committee is to identify and evaluate candidates for nomination to the Board of Managers. The Nominating Committee has not adopted a formal charter.

     The Board of Managers has adopted the following criteria which an individual must meet in order to be nominated for manager:

Qualifications
--------------

     In order to be nominated for manager, a candidate must meet the following criteria: (i) the individual must be a natural person over 21 years of age; (ii) the individual should have management experience; (iii) the individual should have knowledge about the issues affecting the Company's business; (iv) the individual should have exemplary personal integrity and reputation, sound judgment, and strong decision-making ability; (v) independence; and (vi) the individual should have sufficient time to devote his or her energy and attention to the diligent performance of his or her duties, including, but not limited to, review of the Company's documents, SEC filings and other materials and the attendance at Board and committee meetings, as applicable.

Nominations
-----------

     The Board of Managers will consider properly submitted shareholder recommendations of director candidates. A member who wishes to recommend a prospective manager nominee should send a letter directed to the Board of Managers at 3022 County Road 18, Oakley, Kansas 67748. Such letter must be signed and dated and the following information must be included in or attached to the letter:

     o    name and address of the member making the recommendation;
     o proof that the member was the member of record, and/or beneficial owner of membership units as of the date of the letter;
     o    the name, address and resume of the recommended nominee; and

     o the written consent of the recommended nominee to serve as a manager of the Company if so nominated and elected.

     The Company's Operating Agreement provides that the Board of Managers shall be comprised of nine individuals. The Board of Managers evaluates the appropriate size, from time to time, and may make recommendations to the members if it deems change is appropriate.

     If vacancies are anticipated or otherwise arise, the Board of Managers considers candidates for Managers suggested by members of the Board of Managers, as well as management, members, and other parties. The Board has consistently maintained a policy of considering the nomination of candidates recommended by its members. Pursuant to that policy, Scott Foote has been nominated as a candidate for the Class B and Class C manager at the upcoming meeting and included in the ballot attached to this proxy statement.

     In the case of an incumbent manager whose term of office expires, the Board of Managers will review such director's service to the Company during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation, and whether the candidate continues to meet the general qualifications for a Board member outlined above, and make a recommendation regarding such manager's nomination for re-election. If any member of the Board of Managers is an incumbent manager eligible to stand for re-election, such manager shall not participate in the discussion of such manager's recommendation for nomination for election as a manager by the Board of Managers.

     In the case of a new manager candidate, the Board of Managers may evaluate whether the nominee is independent, as independence is defined in Rule 4200(a)(15) of the NASDAQ Stock Market, Inc., Marketplace Rules, and whether the nominee meets the qualifications for a Board member outlined above. In connection with such evaluation, the Board of Managers determines whether the Board should interview the nominee, and if warranted, one or more members of the Board of Managers shall interview the nominee in person or by telephone. Upon completing the evaluation, and the interview if deemed necessary, the Board of Managers makes a recommendation as to whether to nominate the director nominee for election at the next meeting of members at which managers will be elected.

     Risk Management Committee. The risk management committee is responsible for evaluating and managing price risks arising from fluctuations in prices of commodities with a focus on the Company's ethanol price margin.

     During the 2005 fiscal year, the Board of Managers met twelve times. David Vander Griend attended less than 75% of the meetings held during that time.

Compensation of Managers and Officers
-------------------------------------

     The following table summarizes the total compensation of all persons who served as the Company's Chief Executive Officer during the 2005 fiscal year, and any other executive officer who is paid more than $100,000 during the 2005 fiscal year, for the periods indicated:

                           SUMMARY COMPENSATION TABLE


                                                         Annual Compensation     All Other
      Name and                                         ------------------------  Compen-
  Principal Position                 Year                Salary       Bonus      sation
------------------------   -------------------------   --------    ----------    ---------
Michael J. Erhart, Chief   Fiscal 2005                 $120,000    $ 40,000      $-0-
Executive Officer/
General Manager            Transition Period from      $ 90,000    $    -0-      $-0-
                           Jan. 1 to Sept. 30, 2004

                           Calendar 2003               $ 40,000    $    -0-      $-0-

Board of Managers
-----------------

     Each member of the Board of Managers receives $150 for each meeting attended in person and $50 for each committee meeting attended. The Company also reimburses the members for reasonable expenses incurred by them in carrying out their duties as Managers. Board Managers who are also members will receive the same membership benefits that other members receive.

Ethics Policy
-------------

     On January 18, 2005, the Board of Managers adopted a code of ethics for its chief executive officer, its principal financial and accounting officers, its controller and persons performing similar functions for the Company. The code is designed to promote honesty and integrity and to avoid conflicts of interest between personal and professional relationships in conducting the affairs of the Company. The Company has filed the Code of Ethics as Exhibit 14 to its Annual Report on Form 10-KSB and any interested member may obtain a copy without charge by contacting Debbie Nelson at (785) 672-8810 or dnelson@wpcllc.com.

LEGAL PROCEEDINGS

     No material legal proceedings, to which the Company is a party or to which the property of the Company is subject, is pending or is known by the Company to be contemplated. Also, the Company is not aware of any legal proceedings in which any officer, director or any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the ownership of the Company's units by each officer and manager individually, all officers and managers as a group and all beneficial owners known to the Company to hold more than 5% of any class of the Company's membership units. As of January 29, 2006, the Company had issued and outstanding 2,286 Class A units; 1,744 Class B units; and 50 Class C units. Unless otherwise stated, the address of each individual is that of the Company. All unit ownership listed in the table is direct, unless otherwise indicated.

     The following unit holders have sole voting and investment power with respect to the units, unless otherwise indicated:

Class      Name                                       Units       % of Class
-----------------------------------------------------------------------------
Class A    Jeff Torluemke, Manager, Officer (1)         35          1.53%
Class A    Richard Sterrett, Manager, Officer (2)       48          2.10%
Class A    Brian Baalman, Manager (3)                  127          5.56%
Class A    Ronald Blaesi, Manager                       12          0.52%
Class A    Ben Dickman, Manager (4)                     24          1.05%
Class A    Gary Johnson, Manager                        14          0.61%
Class A    David Mann, Manager (5)                      14          0.61%
Class A    Managers and Officers as a group            274         11.99%

Class B    Jeff Torluemke, Manager, Officer            139          7.97%
Class B    Richard Sterrett, Manager, Officer (6)       16          0.92%
Class B    Gary Johnson, Manager (7)                    18          1.03%
Class B    Hoxie Feedyard, Inc., Member                413         23.68%

Class      Name                                       Units       % of Class
-----------------------------------------------------------------------------
Class B    Roch Meier, Member                          100           5.73%
Class B    Brian Baalman, Manager                       50           2.87%
Class B    Managers and Officers as a group            223          12.79%

Class C    Robert Casper, Manager (9)                   50            100%
Class C    Managers and Officers as a group             50            100%

-----------------------------------------------------------------
(1)  Includes five (5) Class A units owned by Mr. Torluemke's spouse.

(2) Represents Class A units owned by Richard Sterrett Trust No. 9. Mr. Sterrett is the sole Trustee.

(3) Includes twelve (12) Class A units owned by the Baalman Feedyard Partnership and twelve (12) Class A units owned by the B2C Partnership. The Baalman Feedyard Partnership is a Kansas general partnership. Its two partners are: B2C Partnership, a Kansas general partnership owned and controlled by two Kansas corporations, one solely owned by Mr. Baalman and one solely owned by his spouse; and the Gary and Janice Baalman, L.P.

(4) Includes four (4) Class A units owned by BJ Ag Producers, Inc., a Kansas corporation. Mr. Dickman is the President and 50% owner of BJ Ag Producers, Inc. Mr. Dickman's spouse also owns 50% of BJ Ag Producers, Inc.

(5)  Includes six (6) Class A units owned by Mr. Mann's spouse.

(6) Includes sixteen (16) Class B units owned by Sunflower Chemical. Mr. Sterrett has a 50% ownership interest in Sunflower Chemical.

(7) Includes eight (8) Class B units owned by Mitten, Inc. Mr. Johnson owns 51% of Mitten, Inc., and is the President and General Manager.

(8) Represents the two hundred (200) Class B units owned of record by ICM, Inc. Mr. Vander Griend is the President, CEO and principal stockholder of ICM, Inc.

(9) Represents the fifty (50) Class C units owned of record by Ethanol Products, LLC. Mr. Casper is the President of Ethanol Products, LLC and has an 18.5% ownership interest in that entity.
     ---------------------------------------------------------------------------

Changes in Control
------------------

     The Company knows of no arrangements, including the pledge of any units, that would result in a change in control of the Company.

Certain Relationships and Related Transactions
----------------------------------------------

Ethanol Products, LLC
---------------------

     The Company sells all of the ethanol that it produces to Ethanol Products, LLC. In exchange, the Company receives the gross sales price of the ethanol, less the costs of transportation and storage and an administrative fee of $.01 per gallon of ethanol sold. During the nine months ended September 30, 2004 and the 2005 fiscal year, the Company paid $225,899 and $401,800, respectively, in administrative fees to Ethanol Products. Mr. Robert Casper, a member of the Board of Managers and the owner of all of the outstanding Class C membership units, is the president of that entity and the owner of 18.5% of the ownership interest.

ICM, Inc.
---------

     The Company contracted with ICM, Inc. for the construction of its ethanol plant and the purchase of substantially all the equipment used in that facility. The Company has also contracted with ICM to construct an expansion to its plant. During the nine months ended September 30, 2004 and the 2005 fiscal year, the Company paid ICM an aggregate of $250,000 and $4,143,666, respectively, for the construction and expansion of the plant. Mr. David Vander Griend, a member of the Board of Managers and the former beneficial owner of more than 10% of the outstanding Class B membership units, is also the president and controlling shareholder of ICM.

     The Company contracts with United Bio Energy Ingredients, LLC ("UBE") to sell the distillers' grains produced at its plant. Under the terms of the Company's contract with UBE, it receives the gross selling price of the grain, less applicable transportation costs and a fee of two to two and one-half per cent of the selling price, depending on whether it sells distillers' wet grains or distillers' dried grains. During the nine months ended September 30, 2004 and the 2005 fiscal year, the Company paid UBE a fee of $151,703 and $261,121, respectively, in connection with the sale of distillers' grains. UBE is owned by ICM.

     The Board of Managers considers these arrangements with Ethanol Products and ICM to be no less favorable than could be obtained from an unaffiliated party.

                         Item 2: APPOINTMENT OF AUDITOR

     On January 17, 2006, the Board of Managers approved the appointment of Stark Winter Schenkein & Co., LLP, as the principal accountant and independent auditor for the 2006 fiscal year, and solicits the ratification of this appointment by the Company's members. Stark Winter Schenkein & Co. LLP has been the Company's independent auditor since 2003. Neither such firm, any of its members nor any of its associates, has or has had during the past four years, any financial interest in the business or affairs, direct or indirect, or any relationship with the Company other than in connection with their duties as auditors and accountants.

     A representative from the firm of Stark Winter Schenkein & Co., LLP, is expected to be present at the annual meeting. Such representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from members.

     The affirmative vote of a majority of the votes cast is required for the ratification of the appointment of the independent auditor. The Board of Managers recommends a vote FOR the ratification of the appointment of the independent auditors.

                                  Annual Report

     The Annual Report on Form 10-KSB for the 2005 fiscal year for the Company has been mailed to each member with this proxy statement.

                 Members' Proposals for the 2006 Annual Meeting

     Any member proposal intended to be considered for inclusion in the proxy statement for presentation at the 2006 annual meeting of members must be received by the Company no later than December 15, 2006. It is suggested that the proposal be submitted by certified mail-return receipt requested. Members who intend to present a proposal at the 2006 annual meeting of members without including such proposal in the Company's proxy statement must provide us with a notice of such proposal no later than January 15, 2007. We reserve the right to reject, rule out of order or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                 Other Business

     The Board of Managers knows of no other matter to be acted upon at the annual meeting.

                                 BY ORDER OF THE BOARD OF MANAGERS


January 29, 2006                 /s/ Ben Dickman
                                 -----------------------------------------------
                                 Ben Dickman, Secretary of the Board of Managers

TO BE CERTAIN THAT YOUR CAPITAL UNITS WILL BE COUNTED IN THE SELECTION OF THE BOARD OF MANAGERS AND RATIFICATION OF THE AUDITORS, WE URGE YOU TO COMPLETE AND MAIL-IN THE ENCLOSED MAIL-IN BALLOT AND ATTEND THE ANNUAL MEETING.

                                                                      Appendix A
                             Audit Committee Charter

                                  October 2005

The Audit Committee of Western Plains Energy, L.L.C. shall be appointed by the Board of Managers annually and shall consist of three or more Managers, all of whom shall be independent as determined by the Board, one of whom shall be elected by the Committee as the Chairman. In the event of a vacancy, Audit Committee members may be replaced by the Board of Managers.

All members of the Committee shall be financially literate and shall have a working familiarity with basic finance and accounting practices. At least one member of the Committee shall be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company's business operations and risks.

The primary purpose of the Audit Committee is to assist the Board of Managers in fulfilling its oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence; and (iv), the performance of the Company's internal audit function and independent auditors.

The Audit Committee and Board of Managers shall implement and comply with the provisions included in the Standards Relating to Audit Committees contained in Sec. 10A of the Securities Exchange Act of 1934 as amended. The Company Controller shall report directly to the Audit Committee. The Committee shall have reasonable access to all records of the Company as determined by the Board of Mangers. It shall have and may exercise such powers as are appropriate to fulfill these requirements or any special requests by the Board of Managers.

CLASS A MEMBER MAIL-IN BALLOT

                          WESTERN PLAINS ENERGY, L.L.C.
                               2005 ANNUAL MEETING
                                 March 13, 2006

By signing below, I certify that:

         I am either the owner or authorized representative of the owner of Class A capital units of Western Plains Energy, L.L.C. and have full power and authority to one vote for the nominees listed below, regardless of the number of units that are owned; and

         I vote such capital units on the following matters as set forth below.

                     [X] Please mark vote as in this example

                              ELECTION OF MANAGERS

[___] FOR all of the Class A nominees listed below (except as indicated) to serve a three year term:

                  GARY JOHNSON
                  RICHARD STERRETT

[___]  WITHHOLD vote for ALL nominees listed above

[___]  WITHHOLD vote for the individual nominee listed below:


       ---------------------------------------------------------------
                  (print name of individual)

       -------------------------------------------------------------------------

              YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH
                            CLASS A NOMINATED MANAGER


                              APPROVAL OF AUDITORS

Indicate your vote with respect to the ratification of the appointment of Stark Winter Schenkein & Co., LLP as the Company's independent accountants for the fiscal year ending September 30, 2006.

[___] FOR ratification of the auditors

[___] AGAINST ratification of the auditors

[___] ABSTAIN with respect to ratification of the auditors


WHEN PROPERLY EXECUTED THIS MAIL-IN BALLOT WILL BE COUNTED AS VOTED OR, IF NO DIRECTION IS GIVEN, WILL BE TREATED AS WITHHOLDING YOUR VOTE WITH REGARD TO THE NOMINEES FOR THE BOARD OF MANAGERS AND AS AN ABSTENTION WITH REGARD TO THE RATIFICATION OF THE APPROVAL OF THE AUDITORS

PLEASE VOTE, DATE, SIGN AND RETURN THIS MAIL-IN BALLOT BEFORE MARCH 8, 2006 TO MAPES and MILLER CPAs, P.O. BOX 412, QUINTER, KS 67752, BY MAILING THE MAIL-IN BALLOT IN THE ENCLOSED PRE-ADDRESSED STAMPED ENVELOPE, BY FAXING IT TO 785-754-2112 OR BY HAND DELIVERING IT TO MAPES and MILLER CPAs, 230 MAIN STREET, QUINTER, KS.

     The undersigned acknowledges receipt from the Company of (1) the notice of the annual meeting of members dated January 29, 2006, and (2) the proxy statement dated January 29, 2006.



----------------------------------------------
Signature of Unit Holder or Authorized Person


----------------------------------------------
Please Print Name


----------------------------------------------
Title (if Applicable)


----------------------------------------------
Date

INSTRUCTIONS: If you are signing as an individual, please sign exactly as your name appears on the membership list. If you are signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other authorized person, please give your full title. If units are held jointly, the signatures of all owners are required.

CLASS B AND C MEMBER MAIL-IN BALLOT

                          WESTERN PLAINS ENERGY, L.L.C.
                               2005 ANNUAL MEETING
                                 March 13, 2006

By signing below, I certify that:

         I am either the owner or authorized representative of the owner of ______ Class B or _______ Class C capital units of Western Plains Energy, L.L.C. and have full power and authority to vote such capital units for the nominee listed below, and

     I may cast one vote for each capital unit that I own or am representing.

                     [X] Please mark vote as in this example

                    ELECTION OF MANAGERS (vote for only one)

[___] FOR the Class B and C Manager nominee listed below to serve a three year term:

                  SCOTT FOOTE

[___]    WITHHOLD vote for the nominee listed above

         -----------------------------------------------------------------------

         YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF SCOTT FOOTE AS THE CLASS B and C NOMINATED MANAGER


                              APPROVAL OF AUDITORS

Indicate your vote with respect to the ratification of the appointment of Stark Winter Schenkein & Co., LLP as the Company's independent accountants for the fiscal year ending September 30, 2006.

[___] FOR ratification of the auditors

[___] AGAINST ratification of the auditors

[___] ABSTAIN with respect to ratification of the auditors

WHEN PROPERLY EXECUTED THIS MAIL-IN BALLOT WILL BE COUNTED AS VOTED OR, IF NO DIRECTION IS GIVEN, WILL BE TREATED AS WITHHOLDING YOUR VOTES WITH REGARD TO THE NOMINEE FOR THE BOARD OF MANAGERS AND AS AN ABSTENTION WITH REGARD TO THE RATIFICATION OF THE APPROVAL OF THE AUDITORS

PLEASE VOTE, DATE, SIGN AND RETURN THIS MAIL-IN BALLOT BEFORE MARCH 8, 20006 TO MAPES and MILLER CPAs, P.O. BOX 412, QUINTER, KS 67752, BY MAILING THE MAIL-IN BALLOT IN THE ENCLOSED PRE-ADDRESSED STAMPED ENVELOPE, BY FAXING IT TO 785-754-2112 OR BY HAND DELIVERING IT TO MAPES and MILLER CPAs, 230 MAIN STREET, QUINTER, KS.

         The undersigned acknowledges receipt from the Company of (1) the notice of the annual meeting of members dated January 29, 2006, and (2) the proxy statement dated January 29, 2006.


----------------------------------------------
Signature of Unit Holder or Authorized Person


----------------------------------------------
Please Print Name


----------------------------------------------
Title (if Applicable)


----------------------------------------------
Date

INSTRUCTIONS: If you are signing as an individual, please sign exactly as your name appears on the membership list. If you are signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other authorized person, please give your full title. If units are held jointly, the signatures of all owners are required.